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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                          CHARTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         United States                 000-33071               58-2659667
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

    1233 O. G. Skinner Drive, West Point, Georgia                 31833
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (706) 645-1391

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 26, 2006, Charter Financial Corporation (the "Company") announced its second quarter earnings for the 2006 fiscal year. A copy of the press release dated April 26, 2006, describing its second quarter earnings is attached as Exhibit 99.1.

         On July 25, 2006, the Company announced its third quarter earnings for the 2006 fiscal year. A copy of the press release dated July 25, 2006, describing its third quarter earnings is attached as Exhibit 99.2.

ITEM 8.01   OTHER EVENTS

         On August 29, 2006, the Company announced its board of directors has declared a special dividend of $1.75 per share of common stock, payable September 26, 2006 to stockholders of record on September 12, 2006. A copy of the press release dated August 29, 2006, is attached as Exhibit 99.3.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         The following exhibits are furnished with this Report:

            Exhibit No.  Description
            -----------  -------------------------------------------------------
            99.1 Press release issued by Charter Financial Corporation on April 26, 2006.
            99.2 Press release issued by Charter Financial Corporation on July 25, 2006.
            99.3 Press release issued by Charter Financial Corporation on August 29, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 30, 2006              CHARTER FINANCIAL CORPORATION


                                    By:    /s/Robert L. Johnson
                                           -------------------------------------
                                    Name:  Robert L. Johnson
                                    Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press release issued by the Company on April 26, 2006.

99.2         Press release issued by the Company on July 25, 2006.

99.3         Press release issued by the Company on August 29, 2006.